                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 27, 2002
                                -----------------

                         Sterling Financial Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                    0-16276                  23-2449551
        ------------                    -------                  ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

         101 North Pointe Boulevard, Lancaster, Pennsylvania 17601-4133
         --------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


        Registrant's Telephone number, including area code (717) 581-6030
                                                           ---------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5 - OTHER EVENTS

         On March 1, 2002, Sterling Financial Corporation issued a press release announcing a dividend declared on February 27, 2002. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         On February 28, 2002, Sterling Financial issued a press release announcing a new Chief Financial Officer. The aforementioned is attached as
Exhibit 99.2 to this Current Report Form 8-K.

         On March 1, 2002, Sterling Financial Corporation will issue a press release announcing the acquisition of Equipment Finance, Inc. The aforementioned is attached as Exhibit 99.3 to this Current Report Form 8-K.


ITEM 7 - Financial Statements and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.


         (c) Exhibits:

             99.1 Press Release of Registrant, dated March 1, 2002, re: Registrant declares a cash dividend.

             99.2 Press Release of Registrant, dated February 28, 2002, re: Registrant names new chief financial officer.

             99.3 Press Release of Registrant, dated March 1, 2002, re: Registrant acquires Equipment Finance, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Sterling Financial Corporation
                                          ------------------------------


                                      By: /s/ John E. Stefan
                                          -------------------------------------
                                          John E. Stefan, Chairman of the Board
                                          and  Chief Executive Officer


DATE    March 1, 2002
        -------------

                                  EXHIBIT INDEX


                                                                    Page Number
                                                                    in Manually
                                                                       Signed
Exhibit                                                               Original
-------                                                               --------
 99 .1    Press Release of Registrant, dated March 1, 2002
          re: Registrant's declaration of cash dividend                   5

 99.2     Press Release of Registrant, dated February 28, 2002
          re: Registrant's appointment of new chief financial officer     6

 99.3     Press Release of Registrant, dated March 1, 2002
          re: Registrant's acquisition of Equipment Finance, Inc.         8